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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       December 16, 1997
                                                  ---------------------------


                    Pennsylvania Real Estate Investment Trust
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                     1-6300                       23-6216339
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(State or Other Jurisdiction     (Commission               (IRS Employer
   of Incorporation)              File Number)            Identification No.)


455 Pennsylvania Avenue, Suite 135, Ft. Washington, Pennsylvania  19034
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (215) 542-9250
                                                   -----------------------------



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        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On December 16, 1997, the Board of Trustees of the Registrant amended and restated the Registrant's Trust Agreement as set forth in Exhibit 3.2 hereto.


Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c) Exhibits. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

         3.2      Trust Agreement, as Amended and Restated December 16,
                  1997.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PENNSYLVANIA REAL ESTATE INVESTMENT
                                            TRUST


Date:  December 17,                         /s/ Jeffrey A. Linn
       1997                                 -------------------------------
                                            Jeffrey A. Linn
                                            Senior Vice President-Finance
                                                and Treasurer


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                                  EXHIBIT INDEX

Exhibit
 Number                          Description                                Page
-------                          -----------                                ----


3.2               Trust Agreement, as Amended and Restated
                  December 16, 1997.